PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“B SERIES”)
PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“C SERIES”)

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated August 15, 2023
to Prospectus dated May 1, 2023
This Supplement should be read in conjunction with the current Prospectus ("Prospectus") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement contains information about a change to the BlackRock Advantage Large Cap Core V.I. Fund - Class III variable investment option available in your Annuity.
Effective immediately, the Current Expenses listed in the table in "Appendix A - Portfolios Available Under the Annuity" for the following Portfolio are restated as shown below.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Equity	BlackRock Advantage Large Cap Core V.I. Fund - Class III [2] BlackRock Advisors, LLC	0.87%	-20.16%	8.22%	11.56%

(2)	This Portfolio is available exclusively with the Prudential Premier® Investment Variable Annuity.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
PPISUP3-N4